USAA                       USAA LIFE INVESTMENT TRUST
EAGLE              LIFE INCOME FUND, LIFE WORLD GROWTH FUND,
LOGO                      AND LIFE INTERNATIONAL FUND

                         SUPPLEMENT DATED JANUARY 19, 2000
                               TO THE PROSPECTUS
                               DATED MAY 1, 1999

LIFE INCOME FUND

After 29 years of service with USAA Investment Management Company, John W. Saunders, Jr., the Fund's portfolio manager, will be retiring on January 31, 2000. Page 7B of the Prospectus under the heading "Portfolio Manager" is amended to reflect the following change effective February 1, 2000.

PORTFOLIO MANAGER

MARGARET "DIDI" WEINBLATT, Vice President of Mutual Fund Portfolios, assumes portfolio management responsibilities of the Life Income Fund replacing Mr. Saunders.

Ms. Weinblatt has 20 years investment management experience and became a member of our portfolio management team in January 2000. Prior to joining us she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to June 1998; and Neuberger & Berman from 1986 to October 1995.

LIFE WORLD GROWTH FUND

DAVID G. PEEBLES, Senior Vice President of Equity Investments, no longer acts as the asset allocation manager nor co-manages the Foreign Securities investment category of the Life World Growth Fund. Albert C. Sebastian and
Kevin P. Moore will co-manage the Foreign Securities investment category, and Mr. Sebastian will act as the asset allocation manager of the Fund.

LIFE INTERNATIONAL FUND

DAVID G. PEEBLES, Senior Vice President of Equity Investments, no longer co-manages the Life International Fund. Albert C. Sebastian and Kevin P. Moore will co-manage the Fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE